AMENDMENT NO. 1 TO CREDIT AGREEMENT
Amendment No. 1, dated as of August 1, 2012 (this “Amendment” or this “Amendment No. 1”), to the Credit Agreement, dated as of August 2, 2011, among OM GROUP, INC., a Delaware corporation (the “Company”), HARKO C.V., a limited partnership (commanditaire vennootschap) organized under the laws of the Netherlands (the “Dutch Borrower” and, together with the Company, the “Borrowers” and each a “Borrower”), each lender from time to time party hereto (collectively, the “Lenders” and individually, a “Lender”) and BANK OF AMERICA, N.A., as Administrative Agent (the “Administrative Agent”), Swing Line Lender and L/C Issuer. Capitalized terms used herein and not otherwise defined herein shall have the meanings ascribed to them in the Credit Agreement.
The Company has requested that the Required Lenders agree to certain amendments to the Credit Agreement, and each of the Lenders party hereto (which Lenders collectively constitute the Required Lenders), have agreed, subject to the terms and conditions set forth herein, to amend the Credit Agreement as herein provided. Accordingly the Company and the Lenders party hereto agree as follows:
Section I.Amendments.
(a)    The Credit Agreement is, effective as of the Amendment No. 1 Effective Date (as defined below), hereby amended to delete the stricken text (indicated textually in the same manner as the following example: ~~stricken text~~) and to add the double-underlined text (indicated textually in the same manner as the following example: double-underlined text) as set forth in the Section 1(b), 1(c) and 1(d) below.
(b)    The definition of “L/C Issuer” is hereby amended as follows:
““L/C Issuer” means Bank of America and PNC Bank, National Association each in its capacity as issuer of Letters of Credit hereunder, or any successor issuer of Letters of Credit hereunder, and, solely with respect to the Existing Letters of Credit, mean the “Issuing Bank” with respect to such Existing Letters of Credit set forth on Schedule 1.01(a).”
(c)    The definition of “Consolidated Net Income” is hereby amended as follows:
““Consolidated Net Income” means, for any period, for the Company and its Subsidiaries on a consolidated basis for any period, net income (or loss) for that period, excluding, without duplication, (a) the income (or loss) of (i) any Person (other than a Subsidiary of the Company) in which any other Person (other than the Company or any of its Subsidiaries) has a joint interest or (ii) any Unrestricted Subsidiary, in each case, except to the extent of the amount of dividends or other distributions actually paid in cash to the Company or any of its Subsidiaries by such Person during such period, and (b) the income of any Subsidiary of the

Company in which any Person (other than the Company or any of its Subsidiaries) has a joint interest, to the extent that the declaration or payment of dividends or similar distributions by that Subsidiary of that ~~income~~income to a Loan Party in cash is not at the time permitted by operation of the terms of its Organization Documents or any agreement, instrument, judgment, decree, order, statute, rule or governmental regulation applicable to that ~~Subsidiary.””~~Subsidiary, (c) any net after-tax non-recurring gains, losses or charges in connec-tion with the Transactions and (d) any net after-tax non-cash non-recurring gain or loss.”

(d)    Section 7.05(j) is hereby amended as follows:
“Dispositions of property by the Company or any Restricted Subsidiary not otherwise permitted under this Section 7.05; provided that (i) at the time of such Disposition, no Event of Default shall exist or would result from such Disposition, (ii) the aggregate consideration for all Dispositions pursuant to this clause (j) shall not exceed $35,000,000, (iii) the sale price for such property shall be paid to the Company or such Restricted Subsidiary for not less than 75% cash consideration; provided that for purposes of clause (iii), (A) the amount of any liabilities (as shown on the Company’s or any Restricted Subsidiary’s most recent balance sheet or in the notes thereto) of the Company or any Restricted Subsidiary (other than liabilities that are by their terms subordinated to the Obligations) that are assumed by the transferee of any such assets, (B) any notes or other obligations or other securities or assets received by the Company or any Restricted Subsidiary from such transferee that are converted by the Company or any Restricted Subsidiary into cash within 180 days of the receipt thereof (to the extent of the cash received) and (C) with respect to any lease of assets by the Company or any Restricted Subsidiary that constitutes a disposition, receipt of lease payments over time on market terms (as determined in good faith by the Company) where the payment consideration is at least 75% cash consideration shall, in each case, be deemed to be cash, (~~iii~~iv) the limitation set forth in clause ~~(i)~~(ii)shall not apply if, on a Pro Forma Basis after giving effect to such Disposition, the Company shall be in compliance with the Incurrence Test and (~~i~~v) the Net Cash Proceeds of such Disposition shall be applied to prepay Term Loans pursuant to Section 2.05(b)(ii);”.
Section 2.    Conditions Precedent to the Effectiveness of this Amendment.
This Amendment shall become effective as of the date when, and only when, each of the following conditions precedent shall have been (or are or will be substantially concurrently therewith) satisfied (the “Amendment No. 1 Effective Date”):
(a)    the Administrative Agent shall have received (i) this Amendment, duly executed and delivered by (x) the Company, and (y) Lenders constituting the Required Lenders;

(b)    the Company shall have paid all fees and expenses payable to the Lenders, Administrative Agent and Merrill Lynch, Pierce, Fenner & Smith Incorporated (the “Amendment No. 1 Lead Arranger”) on the Amendment No. 1 Effective Date, including as set forth in Section 3 hereof (to the extent invoiced);
(c)    the Administrative Agent shall have received a satisfactory legal opinion of Jones Day; and
(d)    the Administrative Agent shall have received such other documents, instruments, agreements or information as may be reasonably requested by the Administrative Agent. All corporate and legal proceedings and all instruments and agreements relating to the transactions contemplated by this Amendment No. 1 or in any other document delivered in connection herewith shall be reasonably satisfactory in form and substance to the Administrative Agent and its counsel, and the Administrative Agent shall have received all information and copies of all documents and papers, including records of corporate proceedings, governmental approvals, good standing certificates and bring-down telegrams, if any, which the Administrative Agent may reasonably have requested, such documents and papers where appropriate to be certified by proper corporate or governmental authorities. The documents referred to in this Section 2(d) shall be delivered to the Administrative Agent no later than the Amendment No. 1 Effective Date.
Section 3.    Fees and Reimbursement of Expenses.
(a)    The Company agrees to pay to the Administrative Agent, for the ratable benefit of each consenting Lender, an irrevocable and non-refundable fee in an amount equal to 0.05% of such Lender’s Commitment (the “Work Fee”), which Work Fee shall be fully earned and payable on the Amendment No. 1 Effective Date.
(b)    The Company agrees to pay in accordance with the terms of Section 10.04 of the Credit Agreement all reasonable out-of-pocket costs and expenses incurred by the Administrative Agent and Amendment No. 1 Lead Arrangers (including the reasonable fees, charges and disbursements of Cahill Gordon & Reindel LLP) in connection with the preparation, negotiation, execution, delivery and administration of this Amendment.
Section 4.    Reference to and Effect on the Loan Documents.
(a)    Except as specifically amended above, all of the terms and provisions of the Credit Agreement and all other Loan Documents are and shall remain in full force and effect and are hereby ratified and confirmed.
(b)    Except as expressly set forth herein, this Amendment shall not operate as a waiver of any right, power or remedy of the Lenders, the Borrowers, the Guarantors or the Administrative Agent under any of the Loan Documents, nor constitute a waiver of any other provision of any of the Loan Documents or for any purpose.

(c)    It is understood and agreed that each reference in each Loan Document to the Credit Agreement, whether direct or indirect, shall hereafter be deemed to be a reference to the Credit Agreement as amended hereby. Without limiting the generality of the foregoing, the Collateral Documents and all of the Collateral described therein do and shall continue to secure the payment of all Obligations of the Loan Parties under the Loan Documents, in each case, as amended by this Amendment. The Company hereby agrees to execute, acknowledge, deliver, record, re-record, file, re-file, register and re-register any and all such further acts, deeds, certificates, assurances and other instruments as the Administrative Agent, or any Lender through the Administrative Agent, may reasonably require from time to time in order to carry out more effectively the purposes of the Loan Documents, in each case, as amended by this Amendment. For the avoidance of doubt, each Lender executing this Amendment hereby authorizes the Administrative Agent to take any and all necessary actions to effect the purpose of the foregoing sentence, including, without limitation, amending any of Loan Documents (other than the Credit Agreement) without further action or consent of the Lenders.
(d)    This Amendment is a Loan Document. For the avoidance of doubt, the indemnification provisions set forth in Section 10.04 of the Credit Agreement shall apply to this Amendment.
Section 5.    Representations and Warranties. In order to induce the Required Lenders to consent to the amendments contained herein, the Company represents and warrants as set forth below:
(i)    After giving effect to this Amendment No. 1, the Credit Agreement, as amended, does not impair the validity, effectiveness or priority of the Liens granted pursuant to the Collateral Documents, and such Liens continue unimpaired with the same priority to secure repayment of all Obligations, whether heretofore or hereafter incurred. The position of the Lenders with respect to such Liens, the Collateral in which a security interest was granted pursuant to the Collateral Documents and the ability of the Administrative Agent to realize upon such Liens pursuant to the terms of the Collateral Documents have not been adversely affected in any material respect by the amendments to the Credit Agreement effected pursuant to this Amendment No. 1 or by the execution, delivery, performance or effectiveness of this Amendment No. 1.
(ii)    The Company reaffirms as of the date hereof and the Amendment No. 1 Effective Date its covenants and agreements contained in the Credit Agreement. The Company further confirms that each Collateral Document and other Loan Document to which it is a party is, and shall continue to be, in full force and effect, and the same are hereby ratified, approved and confirmed in all respects, except as the Credit Agreement may be amended by this Amendment No. 1.
(iii)    Immediately after giving effect to this Amendment No. 1, the representations and warranties set forth in Article V of the Credit Agreement (as so amended) and each other Loan Document are, in each case, true and correct in all material respects (unless stated to relate solely to an earlier date, in which case such representations and warranties shall be true and correct in all material respects as of such earlier date).
(iv)    This Amendment No. 1 constitutes the legal, valid and binding obligation of the Company enforceable in accordance with its terms, subject to the effects of bankruptcy, insolvency, fraudulent conveyance, reorganization, moratorium and other similar laws relating to or affecting creditors’ rights generally, general equitable principles (whether considered in a proceeding in equity or at law) and an implied covenant of good faith and fair dealing.
(v)    The Company has all requisite corporate power and authority to enter into this Amendment No. 1 and to carry out the transactions contemplated by, and perform its obligations under, this Amendment No. 1 and the Credit Agreement as amended by this Amendment No. 1.
(vi)    As of the Amendment No. 1 Effective Date (and giving effect to this Amendment No. 1), no event has occurred and is continuing or will result from the consummation of the transactions contemplated by this Amendment No. 1 and the Credit Agreement, as amended by this Amendment No. 1 that would constitute an Event of Default or a Default.
Section 6.    Counterparts. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that any such documents and signatures delivered by telecopier be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of any document or signature delivered by telecopier.
Section 7.    Governing Law.
(i)    GOVERNING LAW. THIS AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAW OF THE STATE OF NEW YORK.
(ii)    SUBMISSION TO JURISDICTION. SUBJECT TO THE LAST SENTENCE OF THIS SECTION 7(ii), EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY SUBMITS, FOR ITSELF AND ITS PROPERTY, TO THE EXCLUSIVE JURISDICTION OF THE COURTS OF THE STATE OF NEW YORK SITTING IN NEW YORK COUNTY AND OF THE UNITED STATES DISTRICT COURT OF THE SOUTHERN DISTRICT OF NEW YORK, AND ANY APPELLATE COURT FROM ANY THEREOF, IN ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, OR FOR RECOGNITION OR ENFORCEMENT OF ANY JUDGMENT, AND EACH OF THE PARTIES

HERETO IRREVOCABLY AND UNCONDITIONALLY AGREES THAT ALL CLAIMS IN RESPECT OF ANY SUCH ACTION OR PROCEEDING MAY BE HEARD AND DETERMINED IN SUCH NEW YORK STATE COURT OR, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, IN SUCH FEDERAL COURT. EACH OF THE PARTIES HERETO AGREES THAT A FINAL JUDGMENT IN ANY SUCH ACTION OR PROCEEDING SHALL BE CONCLUSIVE AND MAY BE ENFORCED IN OTHER JURISDICTIONS BY SUIT ON THE JUDGMENT OR IN ANY OTHER MANNER PROVIDED BY LAW. NOTHING IN THIS AMENDMENT OR IN ANY OTHER LOAN DOCUMENT SHALL AFFECT ANY RIGHT THAT THE ADMINISTRATIVE AGENT, ANY LENDER OR THE L/C ISSUER MAY OTHERWISE HAVE TO BRING ANY ACTION OR PROCEEDING RELATING TO ENFORCEMENT OF RIGHTS UNDER THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT, INCLUDING WITH RESPECT TO COLLATERAL, AGAINST ANY BORROWER OR ITS PROPERTIES IN THE COURTS OF ANY JURISDICTION.
(iii)    WAIVER OF VENUE. EACH PARTY HERETO IRREVOCABLY AND UNCONDITIONALLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY OBJECTION THAT IT MAY NOW OR HEREAFTER HAVE TO THE LAYING OF VENUE OF ANY ACTION OR PROCEEDING ARISING OUT OF OR RELATING TO THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT IN ANY COURT REFERRED TO IN PARAGRAPH (B) OF THIS SECTION. EACH OF THE PARTIES HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, THE DEFENSE OF AN INCONVENIENT FORUM TO THE MAINTENANCE OF SUCH ACTION OR PROCEEDING IN ANY SUCH COURT.
(iv)    SERVICE OF PROCESS. EACH PARTY HERETO IRREVOCABLY CONSENTS TO SERVICE OF PROCESS IN THE MANNER PROVIDED FOR NOTICES IN CREDIT AGREEMENT. NOTHING IN THIS AMENDMENT WILL AFFECT THE RIGHT OF ANY PARTY HERETO TO SERVE PROCESS IN ANY OTHER MANNER PERMITTED BY APPLICABLE LAW.
Section 8.    Headings. Section headings herein are included herein for convenience of reference only and shall not constitute a part hereof for any other purpose or be given any substantive effect.
Section 9.    Notices. All communications and notices hereunder shall be given as provided in the Credit Agreement.
Section 10.    Severability. The illegality or unenforceability of any provision of this Amendment or any instrument or agreement required hereunder shall not in any way affect or impair the legality or enforceability of the remaining provisions of this Amendment or any instrument or agreement required hereunder.
Section 11.    Successors. The terms of this Amendment shall be binding upon, and shall inure to the benefit of, the parties hereto and their respective successors and assigns.
Section 12.    Waiver of Jury Trial.
EACH PARTY HERETO HEREBY IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF OR RELATING TO THIS AMENDMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PARTY HERETO (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY OTHER PERSON HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH OTHER PERSON WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER AND (B) ACKNOWLEDGES THAT IT AND THE OTHER PARTIES HERETO HAVE BEEN INDUCED TO ENTER INTO THIS AMENDMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE MUTUAL WAIVERS AND CERTIFICATIONS IN THIS SECTION.
[SIGNATURE PAGES FOLLOW]

IN WITNESS WHEREOF, the parties hereto have caused this Amendment to be executed by their respective officers thereunto duly authorized, as of the date first written above.
OM GROUP, INC., as Borrower
By:/s/Christopher M. Hix
Name: Christopher M. Hix                Title: Vice President and Chief Financial Officer

BANK OF AMERICA, N.A., as Administrative Agent
By:
Name:
Title:

PNC BANK, N.A., as L/C Issuer
By:
Name:
Title:

_______________________________________,
as an Existing Lender
By:
Name:
Title:
[If a second signature is required]
By:
Name:
Title: